Affinity World Leaders Equity ETF

(the “Fund”)

WLDR

a series of Two Roads Shared Trust

Supplement dated September 29, 2023
to the Prospectus and Statement of Additional Information (the “SAI”)
of the Fund each dated March 1, 2023

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective immediately, the Fund’s Prospectus and SAI are amended as follows:

The subsection entitled “Portfolio Manager” on page 6 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers: The Fund is jointly managed by Gregory R Lai, Principal of the Sub-Adviser, and Tianyue (“Fiona”) Zhang, Associate Portfolio Manager and Research Analyst of the Sub-Adviser, who are responsible for the day-to-day management of the Fund. Mr. Lai has served the Fund as portfolio manager since it commenced operations in January of 2018. Ms. Zhang has served as a portfolio manager of the Fund since September 2023.

The section entitled “Portfolio Manager” on page 15 of the Prospectus is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGERS

Gregory R. Lai, CFA

Mr. Lai has been a Principal and Lead Portfolio Manager for Affinity since 1992 and has 31 years of investment experience. He developed the firm’s quantitative stock selection, risk management, and portfolio construction models. Previous work experience includes Senior Portfolio Manager and Managing Director at Morgan Stanley Investment Management, Van Kampen and Invesco, Ltd., as well as Quantitative Specialist and co-portfolio manager at Pacific Investment Management Company (PIMCO). Mr. Lai earned his M.B.A from the Paul Merage School at the University of California, Irvine, and a B.S. in Chemistry from UCLA. He holds the Chartered Financial Analyst designation.

Fiona Zhang

Ms. Zhang, an Associate Portfolio Manager and Research Analyst   with Affinity, has been with the firm since February of 2023 She earned a B.S. Mathematics and a B.A. Business Economics from the University of California, Irvine, graduating Summa Cum Laude. Prior to joining Affinity, Fiona earned a Master of Science in Financial Engineering at the UCLA Anderson School of Management.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

The section entitled “PORTFOLIO MANAGER” on page 25 of the SAI is renamed “PORTFOLIO MANAGERS” and the following supplements the information contained in that section:

Fiona Zhang

As of July 31, 2023, Ms. Zhang was responsible for the portfolio management of the following types of accounts in addition to the Fund:

Total Other Accounts by Type	Total Number of Accounts by Account Type	Total Assets by Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	87	$976.0	0	0

The section entitled “Compensation” on page 26 of the SAI is hereby deleted in its entirety and replaced with the following:

Compensation

Mr. Lai and Ms. Zhang are compensated through a combination of base salary, discretionary bonus and equity participation in the Sub-Adviser.

The following supplements the information contained in the section entitled “Ownership of Securities” on page 26 of the SAI:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Fiona Zhang	$0*

*As of July 31, 2023

Any and all references to “portfolio manager” in the Prospectus or SAI are hereby removed and replaced with “portfolio managers.”

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This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.RegentsParkFunds.com or by calling 1-866-866-4848.